UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

UFP Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(IRS Employer Identification No.)

172 East Main Street, Georgetown, MA	01833-2107
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2011, at the Annual Meeting of Stockholders of UFP Technologies, Inc. (the “Company”), the stockholders approved the amendment and restatement of the Company’s 2003 Incentive Plan (as amended, the “Incentive Plan”) increasing the maximum number of shares issuable under the Incentive Plan from 1,250,000 to 2,250,000.

A more detailed description of the Incentive Plan is set forth in Proposal 3 of the Company’s definitive proxy statement on Form DEF 14A filed with the Securities and Exchange Commission on April 29, 2011. A copy of the Incentive Plan is also attached to this report as Exhibit 10.26 and is incorporated herein by reference.

Item  5.07                            Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 8, 2011. At the meeting, a total of 5,795,255 shares or 89.64% of the Common Stock issued and outstanding as of the record date were represented in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Form DEF 14A filed with the Securities and Exchange Commission on April 29, 2011.

Proposal No. 1. Election of Directors. The stockholders elected the two Class III nominees for director, to serve until the Company’s 2014 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Abstained	Broker Non-Vote

David K. Stevenson	4,208,400	314,972	—	1,271,883

Robert W. Pierce, Jr.	3,499,387	1,023,985	—	1,271,883

Proposal No. 2. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of CCR LLP as the Company’s independent registered public accounting firm for fiscal 2011, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote

5,740,453	48,358	6,444	—

Proposal No. 3. Amendment and Restatement of the Company’s 2003 Incentive Plan. The stockholders approved the amendment and restatement of the Company’s 2003 Incentive Plan, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote

2,386,439	2,112,526	24,407	1,271,883

Item 9.01                              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.26	UFP Technologies, Inc. 2003 Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial Officer and Vice President